UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2008

IAC/InterActiveCorp

(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                                    Other Events.

On July 9, 2008, IAC/InterActiveCorp (“IAC”) extended the expiration of its previously announced cash tender offer for any and all of its outstanding 7% Senior Notes due 2013 (the “Notes”) and of its related consent solicitation to amend the indenture governing the Notes.  IAC issued a press release announcing the extensions, which appears in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

IAC’s 2008 Annual Meeting of Stockholders will be held on Friday, August 1, 2008, at 9:00 a.m., local time, at IAC’s corporate headquarters, which are located at 555 West 18th Street, New York, New York 10011.  This information, together with information regarding proposals to be considered at the 2008 Annual Meeting of Stockholders, can be found in the related definitive proxy statement filed with the SEC on July 10, 2008.

ITEM 9.01.                                    Financial Statements and Exhibits.

(d)

Exhibits to this Form 8-K

Exhibit No.	Description
99.1	Press Release of IAC/InterActiveCorp dated July 9, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

Date: July 11, 2008	/s/ Greg Blatt
	Name:	Greg Blatt
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibits to this Form 8-K

Exhibit No.	Description
99.1	Press Release of IAC/InterActiveCorp dated July 9, 2008